ASTOR ACTIVE INCOME ETF FUND

Class A SHARES: AXAIX

Class C SHARES: CXAIX

ASTOR LONG/SHORT ETF FUND

Class A SHARES: ASTLX

Class I SHARES: ASTIX

Class R SHARES: ASTRX

Class C SHARES: ASTZX

ASTOR S.T.A.R. ETF FUND

Class A SHARES: ASPGX

Class C SHARES: CSPGX

each a Series of Northern Lights Fund Trust

Supplement dated September 30, 2013, to Prospectus dated November 28, 2012

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Effective, August 16, 2013, the shareholders of each of Astor Active Income ETF Fund, Astor Long/Short ETF Fund and Astor S.T.A.R. ETF Fund (each a "Fund" and together the "Funds") approved a new advisory agreement with National Asset Management, Inc., located at 1410 Park Avenue, 14th Floor, New York, New York 10022 and the Trust accepted the resignation of the Funds’ prior investment adviser, Astor Asset Management LLC (“Astor”).  Consequently, all references to Astor Asset Management LLC in the Funds’ Prospectus are deleted and replaced with National Asset Management, Inc.

The following is to be included under the relevant headings throughout the Prospectus.

Adviser: National Asset Management, Inc.

Portfolio Managers: Bryan Novak, Director; and John Eckstein, Director are co-portfolio managers for each Fund.  Mr. Novak has served the Funds as a portfolio manager since 2009. Mr. Eckstein has served the Funds as a portfolio manager since 2011. The Astor Long/Short ETF Fund commenced operations in 2010, the Astor Active Income ETF Fund and Astor S.T.A.R. ETF Fund commenced operations in 2011.

Adviser: National Asset Management, Inc., 1410 Park Avenue, 14th Floor, New York, New York 10022 (the "Adviser"), serves as investment adviser to the Funds.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Funds' investment portfolios.  The Adviser is responsible for selecting each Fund's investments according to each Fund's investment objective, policies and restrictions.  The Adviser was established in 1994, and also advises individuals and corporations in addition to the Funds.  Pursuant to an advisory agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund's average daily net assets.

Fund	Management Fee
Astor Active Income ETF Fund	0.70%
Astor Long/Short ETF Fund	1.00%
Astor S.T.A.R. ETF Fund	1.00%

Portfolio Managers: Bryan Novak, Director, and John Eckstein, Director are co-portfolio managers of each Fund.  The managers perform top-down economic analysis, quantitative research, momentum forecasting technical analysis of current financial and economic conditions.  Final investment and portfolio management decisions are approved by the co-portfolio managers jointly.

Bryan Novak, Co-Portfolio Manager.  Bryan Novak joined the Adviser in 2013 and serves as a Director.  He was previously with Astor Asset Management, LLC from 2002 to 2013 where he served as Director of Trading. He was responsible for assisting in all money management decisions made by Astor and oversaw the firm's trading operations. He was instrumental in the launch of these mutual funds in 2009 and had served as part of the portfolio management team since 2004. Prior to Astor, Mr. Novak was a trader for Second City Trading, LLC, an equity option market-making firm, at the Chicago Board Options Exchange from 1999 to 2001. He was involved in the firm's implementation of their screen-based trading platform and was a market maker on the floor of the CBOE. Mr. Novak has experience trading in securities markets from equities, equity derivatives, futures and commodity markets as well as pre-public equity investment structures. He joined National Asset Management, Inc. to continue as a portfolio manager to the Funds in 2013.  Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University.  He is a Level II CAIA candidate and Level II CFA candidate.

John Eckstein, Co-Portfolio Manager. John Eckstein joined the Adviser as a Director in 2013.  He previously worked at Astor Asset Management, LLC as Director of Research from 2011- 2013. He served on the firm's investment committee and was responsible for international global macro strategies, investment strategies based on a systematic analysis of the worldwide macroeconomic environment. In 1995, Mr. Eckstein founded Cornerstone Quantitative Investment Group, a global macro hedge fund with peak assets of $600 million. At Cornerstone, Mr. Eckstein was responsible for all aspects of the firm's operations including fixed income, currency, commodity and equity portfolios. Prior to Cornerstone, Mr. Eckstein was a researcher for Luck Trading Company, a commodity trading adviser from 1991 to 1995. Mr. Eckstein is a co-author of Commodity Investing: Maximizing Returns through Fundamental Analysis (John Wiley& Sons, 2008) and is a frequent speaker at industry events. He joined National Asset Management, Inc. to continue as a portfolio manager to the Funds in 2013.  Mr. Eckstein holds a Bachelor of Science from Brown University and a Master in Public Administration in International Economic Policy at Columbia University.

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This Supplement, and the Prospectus dated November 28, 2012, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling at 1-877-738-0333.

Please retain this Supplement for future reference.